                                                                  EXHIBIT (z)(1)



          Van Kampen U.S. Government Trust
             Van Kampen U.S. Government Fund
          Van Kampen Tax Free Trust
             Van Kampen Insured Tax Free Income Fund
             Van Kampen Tax Free High Income Fund
             Van Kampen California Insured Tax Free Fund
             Van Kampen Municipal Income Fund
             Van Kampen Intermediate Term Municipal Income Fund
             Van Kampen Florida Insured Tax Free Income Fund
             Van Kampen New York Tax Free Income Fund
          Van Kampen Trust
             Van Kampen High Yield Fund
             Van Kampen Strategic Income Fund
          Van Kampen Equity Trust
             Van Kampen Aggressive Growth Fund
             Van Kampen Great American Companies Fund*
             Van Kampen Growth Fund
             Van Kampen Small Cap Value Fund
             Van Kampen Utility Fund
          Van Kampen Equity Trust II
             Van Kampen Technology Fund
          Van Kampen Pennsylvania Tax Free Income Fund
          Van Kampen Tax Free Money Fund
          Van Kampen Prime Rate Income Trust
          Van Kampen Senior Floating Rate Fund
          Van Kampen Comstock Fund
          Van Kampen Corporate Bond Fund
          Van Kampen Emerging Growth Fund
          Van Kampen Enterprise Fund
          Van Kampen Equity Income Fund
          Van Kampen Exchange Fund
          The Explorer Institutional Trust
             Explorer Institutional Active Core Fund
             Explorer Institutional Limited Duration Fund

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          Van Kampen Limited Maturity Government Fund
          Van Kampen Global Managed Assets Fund
          Van Kampen Government Securities Fund
          Van Kampen Growth and Income Fund
          Van Kampen Harbor Fund
          Van Kampen High Income Corporate Bond Fund
          Van Kampen Life Investment Trust on behalf of its series
              Asset Allocation Portfolio
              Comstock Portfolio
              Domestic Income Portfolio
              Emerging Growth Portfolio
              Enterprise Portfolio
              Global Equity Portfolio
              Government Portfolio
              Growth and Income Portfolio
              Money Market Portfolio
              Strategic Stock Portfolio
              Morgan Stanley Real Estate Securities Portfolio
          Van Kampen Pace Fund
          Van Kampen Real Estate Securities Fund
          Van Kampen Reserve Fund
          Van Kampen Tax Exempt Trust
              Van Kampen High Yield Municipal Fund
          Van Kampen U.S. Government Trust for Income
          Van Kampen World Portfolio Series Trust on behalf of its Series
              Van Kampen Global Government Securities Fund
          Van Kampen Series Fund, Inc.
              Van Kampen American Value Fund
              Van Kampen Asian Growth Fund
              Van Kampen Emerging Markets Debt Fund*
              Van Kampen Emerging Markets Fund
              Van Kampen Equity Growth Fund
              Van Kampen European Equity Fund
              Van Kampen Focus Equity Fund
              Van Kampen Global Equity Allocation Fund
              Van Kampen Global Equity Fund
              Van Kampen Global Fixed Income Fund
              Van Kampen Global Franchise Fund
              Van Kampen Growth and Income Fund II*
              Van Kampen High Yield & Total Return Fund
              Van Kampen International Magnum Fund
              Van Kampen Japanese Equity Fund*
              Van Kampen Latin American Fund
              Van Kampen Mid Cap Growth Fund
              Van Kampen Value Fund
              Van Kampen Worldwide High Income Fund

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
Insured Municipals Income Trust                                           Series 419
FLORIDA INSURED MUNICIPALS INCOME TRUST                                   SERIES 129
MICHIGAN INSURED MUNICIPALS INCOME TRUST                                  SERIES 160
NEW YORK INSURED MUNICIPALS INCOME TRUST                                  SERIES 149
THE DOW -SM- STRATEGIC 10 TRUST                                           FEBRUARY 2000
                                                                          SERIES
THE DOW -SM- STRATEGIC 10 TRUST                                           FEBRUARY 2000
                                                                      TRADITIONAL SERIES
THE DOW -SM- STRATEGIC 5 TRUST                                            FEBRUARY 2000
                                                                          SERIES
THE DOW -SM- STRATEGIC 5 TRUST                                            FEBRUARY 2000
                                                                      TRADITIONAL SERIES
EAFE STRATEGIC 20 TRUST                                                   FEBRUARY 2000
                                                                          SERIES
STRATEGIC PICKS OPPORTUNITY TRUST                                         FEBRUARY 2000
                                                                          SERIES
Dow 30 Index Trust                                                        Series 9
Dow & Tech Strategic 10 Trust                                             Series 9 3/00
Global Energy Trust                                                       Series 12
Financial Institutions Trust                                              Series 3a
Financial Institutions Trust                                              Series 3b
Edward Jones Select Growth Trust                                          February 2000
                                                                          Series
Internet Trust                                                            Series 19A
Internet Trust                                                            Series 19B
Morgan Stanley High-Technology 35 Index Trust                             Series 11A
Morgan Stanley High-Technology 35 Index Trust                             Series 11B
Pharmaceutical Trust                                                      Series 9A
Pharmaceutical Trust                                                      Series 9B
Telecommunications & Bandwidth Trust                                      Series 9A
Telecommunications and Bandwidth Trust                                    Series 9B
Semi-Conductor Trust                                                      Series 1A
Semi-Conductor Trust                                                      Series 1B
Global Wireless Trust                                                     Series 2A
Global Wireless Trust                                                     Series 2B


Roaring 2000s Trust                                                       Series 5a
Roaring 2000s Trust Traditional                                           Series 5b
Josephthal - The New Millennium Consumer Trust, Retail.com Portfolio      Series 1
Software Trust                                                            Series 1A
Software Trust                                                            Series 1B
Natcity - Great American Equities Trust                                   Series 3
Natcity - Great American Value Trust                                      Series 1




             * Funds that have not commenced investment operations.